Interest Expense, Net (Details) - Schedule of Interest Expense, Net - Interest Income And Expense [Member] ₨ in Millions, $ in Millions		12 Months Ended
		Mar. 31, 2022 INR (₨)	Mar. 31, 2022 USD ($)	Mar. 31, 2021 INR (₨)	Mar. 31, 2020 INR (₨)
Interest expense:
Term loans		₨ 10,067	$ 132.7	₨ 8,399	₨ 7,655
Bank charges and other	[1]	2,341	30.9	598	871
Loss on account of modification of contractual cash flows		294	3.9
Total interest expenses		12,702	167.5	8,997	8,526
Interest income:
Term and fixed deposits		578	7.6	554	564
Others		194	2.7	33
Other income		772	10.3	587	564
Total		₨ 11,930	$ 157.2	₨ 8,410	₨ 7,962

[1]	Bank charges and other includes amortization of debt financing costs of INR 709 million, INR 369 million and INR 1,107 million (US$14.6 million) for the years ended March 31, 2020, 2021 and 2022, respectively, and includes debt financing costs written off related to the debt refinancing amounting to INR 271 million, INR 30 million and INR 739 million (US$9.7 million), respectively.